  Filed Pursuant to Rule 497(d)
Registration File No.: 333-194575

BlackRock Limited Duration Income Trust

Supplement dated June 30, 2014 to the
Prospectus, dated May 2, 2014, of
BlackRock Limited Duration Income Trust

This supplement amends certain information in the Prospectus (the "Prospectus"), dated May 2, 2014, of BlackRock Limited Duration Income Trust (the "Fund").  Unless otherwise indicated, all other information included in the Prospectus that is not inconsistent with the information set forth in this supplement remains unchanged.  Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus.

Effective July 1, 2014, the sub-advisory agreement between BlackRock Advisors, LLC (“BlackRock”) and BlackRock Financial Management, Inc. (“BFM”) with respect to the Fund expired. BlackRock will remain as the investment adviser to the Fund and will provide investment advisory services to the Fund pursuant to the investment advisory agreement currently in effect with BlackRock. The same portfolio management team will continue to manage the Fund and there will be no change in the advisory fee rate payable by the Fund to BlackRock as a result of the expiration of the sub-advisory agreement.

References in the Prospectus to BFM currently serving as a sub-adviser to the Fund are hereby deleted. For information about the investment advisory arrangement for the Fund and BlackRock, see “Item 9. Management” in Part I and II of the Prospectus.

Shareholders should retain this supplement for future reference